Exhibit 99.2

FINANCIAL SUPPLEMENT

SEPTEMBER 30, 2006

We provide this supplement to assist investors in evaluating our Company’s financial and operating metrics.  We suggest that the notes to this supplement are read in conjunction with the financial tables.  The financial information included in this supplement contains certain non-GAAP financial measures.  These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for, or superior to, GAAP results.  The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure.  The Company intends to update the financial supplement on a quarterly basis.

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Notes to Financial Supplement

Presentation

Sale of Advertising & Communications business in North America.

On August 31, 2006, we sold our TMP Worldwide Advertising & Communications business in North America.  As a result of this transaction, the Company has completed the global divestiture of its recruitment advertising business and will no longer report an Advertising & Communications operating segment.  Accordingly, we have reclassified our quarterly financial information to reflect the disposition as discontinued operations in all periods presented.  The financial results from continuing operations, presented herein, reflect the remaining and ongoing results of our business.

(1) Non-GAAP financial measures

The information included in this financial supplement contains non-GAAP financial measures.  A non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”).  These measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures reported by other companies.  We believe that our presentation of non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations.  In addition, we use these measures for reviewing our financial results and for budgeting and planning purposes.

Operating income before depreciation and amortization (“OIBDA”) is defined as income from operations before depreciation, amortization of intangible assets and amortization of stock based compensation. We consider OIBDA to be an important indicator of our operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets and amortization of stock based compensation from period to period, which we believe is useful to management and investors in evaluating our operating performance.  OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

(2) Selected financial ratio

Our definition and calculation are as follows:

Cash and marketable securities per share

We calculate cash and marketable securities per share as follows:

(Cash and cash equivalents + Marketable securities) / Total shares outstanding

Update to Historical Stock Options Grant Review

Due to the ongoing independent review and the potential impact of stock-based compensation expense and related tax matters in prior periods, the Company is not providing financial

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results for the 2005 periods, and is providing only selected cash flow and balance sheet data for 2006.

As previously disclosed, a committee of independent members of the Board of Directors, (the “Special Committee”) with assistance of outside legal counsel, has been conducting an internal review and analysis of all stock options previously issued by Monster Worldwide.  Although the Special Committee has not yet completed its review, the Company anticipates that a conclusion of the investigation will indicate that the exercise price of a substantial number of stock option grants during the period under review differed from the fair market value of the underlying shares on the recorded measurement date.  The Company is still conducting its accounting analysis and has not yet determined the impact of these differences on the Company’s historical financial statements.  However, the Company expects that it will restate its previously filed financial statements for the years 1997 through 2005.  The Company believes that the anticipated restatements will not have a material impact on 2006 earnings.

Accordingly, the Company’s Board of Directors concluded that the Company’s previously issued financial statements and other historical financial information and related disclosures relating to periods through December 31, 2005 contained in the Company’s filings with the Securities and Exchange Commission, including applicable reports of its independent registered public accounting firm and press releases, should not be relied upon. Additionally, a NASDAQ Listing Qualifications Panel has granted the Company’s request for continued listing of the Company’s securities on The NASDAQ Stock Market.  Monster Worldwide’s continued listing is subject to certain conditions, including: (1) on or before December 13, 2006, the Company must file its Form 10-Q for the quarter ended June 30, 2006, as well as any necessary restatements; and (2) on or about November 3, 2006, the Company must submit to NASDAQ additional information regarding the Company’s independent review of its historical stock option practices and related accounting.

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Monster Worldwide, Inc.

Statements of Operations - Non GAAP

 (unaudited, in thousands, except per share amounts)

	Quarterly Data			YTD
Summary P&L Information	Q1 2006	Q2 2006	Q3 2006	9M 2006

Monster Careers	$224,589	$237,190	$244,292	$706,071
Internet Advertising & Fees	32,447	37,979	41,563	111,989
Revenue	257,036	275,169	285,855	818,060

Salaries and related	89,524	95,439	103,895	288,858
Office and general	36,973	32,672	42,025	111,670
Marketing and promotion	65,799	73,212	68,077	207,088
OIBDA(1)	64,740	73,846	71,858	210,444

Depreciation expense	7,097	8,586	7,323	23,006
Amortization of stock based compensation	2,029	3,423	2,943	8,395
Amortization of intangibles	2,675	2,569	1,765	7,009
Operating expenses	204,097	215,901	226,028	646,026

Operating income	52,939	59,268	59,827	172,034
Interest and other, net	3,130	3,940	5,012	12,082
Income from cont. operations, pre-tax	56,069	63,208	64,839	184,116

Income taxes	20,411	22,077	22,692	65,180
Losses in equity interest	(1,241)	(2,284)	(2,054)	(5,579)
Income from continuing operations	34,417	38,847	40,093	113,357

Income (loss) from disc. operations, net of tax	7,845	770	(123,910)	(115,295)

Net income (loss)	$42,262	$39,617	$(83,817)	$(1,938)

Basic earnings (loss) per share:
Income from continuing operations	$0.27	$0.30	$0.31	$0.89
Net income (loss)	$0.33	$0.31	$(0.65)	$(0.02)

Diluted earnings (loss) per share:
Income from continuing operations	$0.26	$0.29	$0.31	$0.86
Net income (loss)	$0.32	$0.30	$(0.64)	$(0.01)

Weighted avg. shares outstanding:
Basic shares	126,753	128,551	128,484	127,938
Diluted shares	130,619	132,009	130,827	131,224

(1)             - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Selected Cash Flow and Balance Sheet Data

(unaudited, in thousands, except selected financial ratio)

	Q1 2006	Q2 2006	Q3 2006	9M 2006
Selected Cash Flow Data: provided by (used for)

Depreciation and amortization of intangible assets	$9,772	$11,155	$9,088	$30,015

Capital expenditures	(9,416)	(16,127)	(12,825)	(38,368)
Change in marketable securities, net	(96,989)	(202,236)	(83,313)	(382,538)
Payments for acquisitions and intangible assets, net of cash acquired	(23,655)	(24,312)	(631)	(48,598)
Cash funded to equity investee	—	(4,800)	(2,400)	(7,200)
Net proceeds from sale of businesses	—	32,950	36,205	69,155
Investment in unconsolidated affiliate	(19,936)	—	—	(19,936)

Proceeds from employee stock options	59,594	31,571	60	91,225
Repurchase of common stock	(8,537)	(5,879)	—	(14,416)
Structured stock repurchase, net	(22,758)	—	—	(22,758)

	Q4 2005	Q1 2006	Q2 2006	Q3 2006
Selected Balance Sheet Data:

Cash and cash equivalents	$196,597	$166,035	$47,059	$62,788

Marketable securities	123,747	221,019	422,972	506,285

Deferred revenue	327,429	343,329	349,034	346,706

Debt	47,056	24,882	20,820	20,659

Selected Financial Ratio(2)
- Cash and marketable securities per share	$2.55	$3.02	$3.66	$4.43

(2)             - See notes to financial supplement for definitions and calculations of selected financial ratios.

Monster Worldwide, Inc.
Segment Information and Margin Analysis - Non-GAAP
(unaudited, in thousands)

	Quarterly Data			YTD
	Q1 2006	Q2 2006	Q3 2006	9M 2006

Segment revenue:
Monster Careers - North America	$159,998	$162,816	$166,910	$489,724
Monster Careers - International	64,591	74,374	77,382	216,347
Monster Careers revenue	224,589	237,190	244,292	706,071

Internet Advertising & Fees revenue	32,447	37,979	41,563	111,989

Total Monster revenue	$257,036	$275,169	$285,855	$818,060

Segment OIBDA(1):
Monster Careers - North America	$58,652	$61,337	$62,114	$182,103
Monster Careers - International	4,724	7,064	8,248	20,036
Monster Careers OIBDA(1)	63,376	68,401	70,362	202,139

Internet Advertising & Fees OIBDA(1)	11,608	14,235	13,504	39,347

Total Monster OIBDA(1)	$74,984	$82,636	$83,866	$241,486

Corporate expenses before D&A(1)	$(10,244)	$(8,790)	$(12,008)	$(31,042)

Segment operating income (loss):(1)
Monster Careers - North America	$54,559	$55,597	$57,193	$167,349
Monster Careers - International	765	2,003	4,997	7,765
Monster Careers operating income	55,324	57,600	62,190	175,114

Internet Advertising & Fees operating income	9,486	12,563	11,843	33,892

Total Monster operating income	$64,810	$70,163	$74,033	$209,006

Corporate expenses	$(11,871)	$(10,895)	$(14,206)	$(36,972)

Margin Analysis:

Monster Careers - North America OIBDA margin	36.7%	37.7%	37.2%	37.2%
Monster Careers - North America operating margin	34.1%	34.1%	34.3%	34.2%
Monster Careers - International OIBDA margin	7.3%	9.5%	10.7%	9.3%
Monster Careers - International operating margin	1.2%	2.7%	6.5%	3.6%
Internet Advertising & Fees OIBDA margin	35.8%	37.5%	32.5%	35.1%
Internet Advertising & Fees operating margin	29.2%	33.1%	28.5%	30.3%
Monster OIBDA margin	29.2%	30.0%	29.3%	29.5%
Monster operating margin	25.2%	25.5%	25.9%	25.5%
Consolidated OIBDA margin	25.2%	26.8%	25.1%	25.7%
Consolidated operating margin	20.6%	21.5%	20.9%	21.0%

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Geographic Information and Employee Data - Non-GAAP
(unaudited, in thousands)

	Quarterly Data			YTD
	Q1 2006	Q2 2006	Q3 2006	9M 2006

Consolidated revenue by geographic region:
North America	$192,445	$200,795	$208,473	$601,713
International	64,591	74,374	77,382	216,347
Consolidated revenue	$257,036	$275,169	$285,855	$818,060

Consolidated OIBDA by geographic region:
North America	$70,260	$75,572	$75,618	$221,450
International	4,724	7,064	8,248	20,036
Corporate	(10,244)	(8,790)	(12,008)	(31,042)
Consolidated OIBDA (1)	$64,740	$73,846	$71,858	$210,444

Consolidated operating income (loss) by geographic region:
North America	$64,045	$68,160	$69,036	$201,241
International	765	2,003	4,997	7,765
Corporate	(11,871)	(10,895)	(14,206)	(36,972)
Consolidated operating income	$52,939	$59,268	$59,827	$172,034

Employee Data:

Global employees (ones)	3,785	4,214	4,632	4,632
Annualized revenue per average employee	$281.1	$275.2	$258.5	$258.5

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Statements of Operations - Non GAAP
(unaudited)

	Quarterly Data			YTD
	Q1 2006	Q2 2006	Q3 2006	9M 2006

Summary P&L Information

Monster Careers	87.4%	86.2%	85.5%	86.3%
Internet Advertising & Fees	12.6%	13.8%	14.5%	13.7%
Revenue	100.0%	100.0%	100.0%	100.0%

Salary and related	34.8%	34.7%	36.3%	35.3%
Office and general	14.4%	11.9%	14.7%	13.7%
Marketing and promotion	25.6%	26.6%	23.8%	25.3%
OIBDA(1)	25.2%	26.8%	25.1%	25.7%

Depreciation expense	2.8%	3.1%	2.6%	2.8%
Amortization of stock based compensation	0.8%	1.2%	1.0%	1.0%
Amortization of intangibles	1.0%	0.9%	0.6%	0.9%
Operating expenses	79.4%	78.5%	79.1%	79.0%

Operating income	20.6%	21.5%	20.9%	21.0%
Interest and other, net	1.2%	1.4%	1.8%	1.5%
Income from cont. operations, pre-tax	21.8%	23.0%	22.7%	22.5%

Income taxes	7.9%	8.0%	7.9%	8.0%
Losses in equity interest	-0.5%	-0.8%	-0.7%	-0.7%
Income from continuing operations	13.4%	14.1%	14.0%	13.9%

Income (loss) from disc. operations, net of tax	3.1%	0.3%	-43.3%	-14.1%

Net income (loss)	16.4%	14.4%	-29.3%	-0.2%